BLACKROCK FUNDSSM
BlackRock Mid-Cap Value Equity Portfolio

Supplement dated May 29, 2012 to the
Prospectuses of BlackRock Mid-Cap Value Equity Portfolio (the “Fund”), each dated January 30, 2012

On May 24, 2012, the Board of Trustees of BlackRock FundsSM (the “Trust”), approved a proposal to amend the Fund’s investment objective and strategies and to change the name of the Fund to BlackRock Flexible Equity Fund. These changes will become effective on July 31, 2012 and are summarized below.

Investment Objective and Policies

Effective July 31, 2012, the Fund’s investment objective will be to seek to achieve long-term total return. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-like securities and instruments. The Fund primarily invests in securities issued by North American companies. The Fund may invest in companies of any capitalization size, style or sector. Equity securities consist primarily of common stock, preferred stock, securities convertible into common stock and securities or other instruments whose price is linked to the value of common stock.

The Fund may also invest in equity securities of foreign issuers, including securities of companies in emerging market countries. The Fund may invest directly in foreign securities or indirectly through depositary receipts and similar instruments.

The Fund may invest in derivatives, including but not limited to, total return and credit default swaps, options, futures, options on futures and swaps, and foreign exchange transactions, for hedging purposes, as well as to enhance the return on its portfolio investments.

The Fund may invest up to 20% of its net assets in fixed income securities when, in the view of the portfolio manager, these securities offer better risk-adjusted return potential than equity securities. The Fund may invest in fixed income securities of any rating, which may include high yield securities (commonly called “junk bonds”), and the Fund may invest up to 10% of its assets in distressed securities that are in default or the issuers of which are in bankruptcy.

The Fund may seek to provide exposure (up to 20% of the Fund’s total assets) to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles that exclusively invest in commodities such as exchange traded funds, which are designed to provide exposure to commodity markets without direct investment in physical commodities. The Fund may gain such exposure to commodity markets by investing up to 20% of its total assets in BlackRock Flexible Equity Fund Subsidiary, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund formed in the Cayman Islands, which invests primarily in commodity-related instruments.

In order to mitigate risk or lower overall volatility, the Fund may invest up to 20% of its net assets in cash or cash equivalents.

Investment Risks

The Fund will be subject to additional investment risks in connection with its new investment strategies. These risks will be described in an updated Summary Prospectus and Statutory Prospectus that will be available at the time the changes described in this supplement become effective.

Change of Benchmark

Effective July 31, 2012, the Fund will change its benchmark index from the Russell Midcap® Value Index to the Standard & Poor’s 500® Index in conjunction with the Fund’s new investment strategy and its exposure to a broader range of equity securities.

Portfolio Manager

Effective July 31, 2012, Timothy Keefe will be the portfolio manager of the Fund and will be primarily responsible for the day-to-day management of the Fund’s investment portfolio.

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In conjunction with the effectiveness on July 31, 2012 of the changes set forth herein, BlackRock will send Fund shareholders a copy of the Fund’s updated Summary Prospectus.

Shareholders should retain this Supplement for future reference.

Code # ALLPR-MCVE-0512SUP